UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AFFILIATED MANAGERS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 9, 2020. Meeting Information Meeting Type: Annual Meeting For holders as of: April 15, 2020 Date: June 9, 2020 Time: 10:00 AM EDT Location:  Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing Massachusetts 01965 You are receiving this communication because you hold shares in the company named herein. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.   AFFILIATED MANAGERS GROUP, INC.   AFFILIATED MANAGERS GROUP, INC. 777 SOUTH FLAGLER DRIVE WEST PALM BEACH, FL 33401   D03353-P37476   See the reverse side of this notice to obtain proxy materials and voting instructions.

How To Vote  Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D03354-P37476 Before You Vote  How to Access the Proxy Materials Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2020 to facilitate timely delivery. How to View Online:  Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K Proxy Materials Available to VIEW or RECEIVE:

The Board of Directors recommends you vote FOR the following:  1. To elect each of the following ten directors of the Company to serve until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  Nominees:  1a. Samuel T. Byrne  1b. Dwight D. Churchill  1c. Glenn Earle  1d. Sean M. Healey  1e. Jay C. Horgen  1f. Reuben Jeffery III  1g. Tracy P. Palandjian  1h. Patrick T. Ryan  1i. Karen L. Yerburgh  1j. Jide J. Zeitlin D03355-P37476 2. To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers.  3. To approve the 2020 Equity Incentive Plan.  4. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year.  NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

D03356-P37476